                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                            ----------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2002

                       Morgan Stanley Dean Witter & Co.
                    --------------------------------------
                    (Exact name of Registrant as specified
                                in its charter)


          Delaware                1-11758                 36-3145972
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         (state or other        (Commission            (I.R.S. Employer
         jurisdiction of        File Number)          Identification No.)
         incorporation)


                    1585 Broadway, New York, New York 10036
               ------------------------------------------------
              (Address of principal executive offices)(Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000
                                                          --------------


   -------------------------------------------------------------------------
                (Former address, if changed since last report.)





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Item 5.   Other events
----------------------

     On June 19, 2002 Morgan Stanley Dean Witter & Co. (the "Registrant") released financial information with respect to quarter ended May 31, 2002. A copy of the press release containing this information is annexed as Exhibit 99.1 to this Report and by this reference incorporated herein and made a part hereof.

     Attached and incorporated herein by reference as Exhibit 99.2 is a press release announcing that, effective June 20, 2002 Morgan Stanley Dean Witter & Co. is changing its name to Morgan Stanley.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------------

          99.1 Press release of the Registrant dated June 19, 2002 containing financial information for the Second quarter ended May 31, 2002.

          99.2 Press release of the Registrant dated June 18, 2002 announcing that its name will be changed to Morgan Stanley.
--------------------------------------------------------------------------------

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                  MORGAN STANLEY DEAN WITTER & CO.
                                  --------------------------------
                                          (Registrant)

                                  By: /s/ Ronald T. Carman
                                  --------------------------------
                                      Ronald T. Carman
                                      Assistant Secretary


Dated: June 19, 2002